PUTNAM CLOSED-END PROXY

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement.

/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/ / Definitive Proxy Statement.

/ X / Definitive Additional Materials.

/ / Soliciting Material under § 240.14a-12.

PUTNAM HIGH INCOME SECURITIES FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/    / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/    / Fee paid previously with preliminary materials.

/    / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Putnam High Income Securities Fund Level I
Script
(REGISTERED HOLDERS- CONFIRM RECEIPT OF MATERIALS)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME ).
May I please speak with (SHAREHOLDER’S FULL NAME) ?
(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Putnam High Income Securities Fund. You were recently sent proxy materials for the Annual Meeting of Shareholders scheduled to take place on April 27, 2018.

Have you had the opportunity to review the information? (Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is unanimously recommending a vote “In Favor” of each proposal

If “No” or negative response:

I would be happy to review the meeting agenda with you and record your vote by phone; however, your Board of Trustees is unanimously recommending a vote “In Favor” of each proposal.

Would you like to vote along with the Board’s recommendation?
(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Putnam High Income Securities Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). For confirmation purposes:

• Please state your full name. (Pause)

• According to our records, you reside in (city, state, zip code). (Pause)

• To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Is this a contested proxy?

A dissident is attempting to take control of the Board and institute actions that would reduce the size of the Fund and increase its expenses ratios. The Fund and the Board is asking shareholders to disregard any green proxy card sent by the dissident firm and vote using only management’s white proxy card. I would be happy to record your vote by phone. Would you like to do so at this time?

FOR INTERNAL DISTRIBUTION ONLY	Updated 3-15-2018

Putnam High Income Securities Fund
Level I Proxy Fight Script (NOBO HOLDERS)
(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening) , my name is (AGENT’S FULL NAME ).
May I please speak with (SHAREHOLDER’S FULL NAME)? (Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Putnam High Income Securities Fund. As you are likely aware, the Annual Meeting of Shareholders is scheduled to take place on April 27, 2018 and Management has sent you proxy materials containing instructions to vote your shares.

You should also be aware that a dissident shareholder has sent proxy materials containing various misleading statements intended to further their own short-term interests at the detriment of the Fund and you the shareholder. Please disregard any green proxy card sent by the dissident firm.

The dissident is attempting to take control of the Board and institute actions that would reduce the size of the Fund and increase its expense ratios. The Fund and the Board is asking shareholders to disregard any green proxy card sent by the dissident firm. Do you still have Management’s WHITE proxy card?

(Pause for response) (Notate response and proceed)

MATERIALS RECEIVED: (Proceed)

MATERIALS NOT RECEIVED: Please contact your broker for an additional proxy card. Be sure to inform them that you need the Fund’s WHITE proxy card. (Proceed)

In order to protect your investment, the Board urges shareholders to sign date and return any WHITE proxy card received from management. You will continue to receive Management’s WHITE proxy card until the meeting date and ask that you continually return Management’s WHITE proxy card in support of the Board. The easiest way to do so is by going to the website listed on your proxy card, entering the control number and following the simple instructions.

Do you think that you will be returning the WHITE proxy card to protect your investment?
(Pause For Response)

YES OR POSITIVE RESPONSE:

Thank you. Remember, even if you have already sent back the dissident’s green proxy card, you can still support your Fund and Board by sending back the Fund’s WHITE proxy card before the April 27 th meeting date. If you have any questions, or you require any assistance, please feel free to call 1-877-536-1561 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you and have a good (Morning/Afternoon/Evening).

NO RESPONSE - HAS QUESTIONS –NOT VOTING –SENDING OTHER CARD:

Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision. (Refer to Fact Sheet “What is happening?”)

Given that information, do you think that you might return the Fund’s WHITE proxy card? (Pause for response)

YES OR POSITIVE: (Go to Yes or positive response above)

NO OR NEGATIVE: (Go to S/H still sending other card/not voting below)

S/H STILL SENDING OTHER CARD/NOT VOTING:

I understand. If you have any questions or you require any assistance, please feel free to contact 1-877-536-1561 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Your vote is important and your time is greatly appreciated. Thank you and have a good (Morning/Afternoon/Evening).

FOR INTERNAL DISTRIBUTION ONLY	Updated 3-15-2018

Putnam High Income Securities Fund
NOBO Voted Previous Year Proxy Fight Script
(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME ).

May I please speak with (SHAREHOLDER’S FULL NAME)? (Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Putnam High Income Securities Fund. As you are likely aware, the Annual Meeting of Shareholders is scheduled to take place on April 27, 2018 and Management has sent you proxy materials containing instructions to vote your shares.

Last year, you voted your proxy with us over the phone. Unfortunately this year, the Proxy has turned into a contest with the same dissident group and therefore we will be unable to record your vote by phone.

The Board urges you to sign date and return any WHITE proxy card received from management. You may also vote by touch-tone phone or on the web by following the instructions on your proxy card.

Have you received your proxy materials from management? (Pause for response)

MATERIALS RECEIVED: (Proceed)

MATERIALS NOT RECEIVED: You should be receiving your proxy materials shortly. (Proceed)

As they did last year, the dissident is attempting to take control of the Board and institute actions that would reduce the size of the Fund and increase its expense ratios. The Fund and the Board is asking shareholders to disregard any green proxy card sent by the dissident firm.

You will continue to receive Management’s WHITE proxy card until the meeting date and we ask that you continually return Management’s WHITE proxy card in support of the Board. The easiest way to do so is by going to the website listed on your proxy card, entering the control number and following the simple instructions. Do you think that you will be returning the WHITE proxy card to protect your investment?

(Pause For Response)

YES OR POSITIVE RESPONSE:

Thank you. Remember, even if you have already sent back the dissident’s green proxy card, you can still support your Fund and Board by sending back the Fund’s WHITE proxy card before the April 27 th meeting date. If you have any questions, or you require any assistance, please feel free to call 1-877-536-1561 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you and have a good (Morning/Afternoon/Evening).

NO RESPONSE - HAS QUESTIONS –NOT VOTING –SENDING OTHER CARD:

Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision. (Refer to Fact Sheet “What is happening?”)

Given that information, do you think that you might return the Fund’s WHITE proxy card? (Pause for response)

YES OR POSITIVE: (Go to Yes or positive response above)
NO OR NEGATIVE: (Go to S/H still sending other card/not voting below)

S/H STILL SENDING OTHER CARD/NOT VOTING:

I understand. If you have any questions or you require any assistance, please feel free to contact 1-877-536-1561 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Your vote is important and your time is greatly appreciated. Thank you and have a good (Morning/Afternoon/Evening).

FOR INTERNAL DISTRIBUTION ONLY	Updated 3-15-2018